UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                              FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                 THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) July 25, 1996
                                                     -------------

                          CF&I STEEL, L.P.


State of Delaware                  0-20779             93-1103440
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(State or other jurisdiction of  (Commission        (IRS Employer
incorporation or organization)     File No.)     Identification No.)


1612 E. Abriendo, Pueblo, Colorado                         81004
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(Address of principal executive offices)                 (Zip Code)


                            (719) 561-6000
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        (Registrant's telephone number, including area code)


                         Not Applicable
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(Former name and former address and former fiscal year, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

New Independent Accountants

CF&I Steel, L.P. engaged Price Waterhouse L.L.P. as its new independent accountants as of July 25, 1996. During the two most recent fiscal years and through the date hereof, CF&I Steel, L.P. has not consulted with Price Waterhouse L.L.P. on items which: (1) were or should have been subject to SAS 50; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a)(2)).


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 1, 1996
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                         CF&I STEEL, L.P.

                         By:  New CF&I, Inc.
                              General Partner



                         By  /s/ L. Ray Adams
                            -------------------------------------
                             L. Ray Adams
                             Vice President of Finance and Chief
                             Financial Officer